UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2019

PANGAEA LOGISTICS SOLUTIONS LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-36139	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

c/o Phoenix Bulk Carriers (US) LLC
109 Long Wharf, Newport, Rhode Island 02840
(Address of Principal Executive Offices) (Zip Code)

(401) 846-7790
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01	Regulation FD Disclosure.

On May 20, 2019, Pangaea Logistics Solutions Ltd. (the "Company") announced that its Board of Directors has declared an initial quarterly cash dividend of $0.035 per common share, a rate of $0.14 per share on an annualized basis, to be paid on June 11, 2019 to all shareholders of record as of June 3, 2019. A copy of the press release is filed herewith as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Press Release of Pangaea Logistics Solutions Ltd. dated May 20, 2019 Announcing Quarterly Cash Dividend

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2019

PANGAEA LOGISTICS SOLUTIONS LTD.

By:	/s/ Gianni Del Signore
Name: Gianni Del Signore Title: Chief Financial Officer